     As filed with the Securities and Exchange Commission on June 12, 2000
                                                 Registration No. 333-__________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                      BROCADE COMMUNICATIONS SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

        Delaware                                        77-0409517
------------------------                 ---------------------------------------
(State of Incorporation)                 (I.R.S. Employer Identification Number)

                             1901 Guadalupe Parkway
                           San Jose, California 95131
                    (Address of Principal Executive Offices)

                           --------------------------

                       1999 NONSTATUTORY STOCK OPTION PLAN
                            (Full title of the plan)

                           --------------------------

                                 Michael J. Byrd
                             Chief Financial Officer
                      BROCADE COMMUNICATIONS SYSTEMS, INC.
                             1901 Guadalupe Parkway
                           San Jose, California 95131
                     (Name and address of agent for service)
                                 (408) 487-8000
          (Telephone number, including area code, of agent for service)

                           --------------------------

                                    Copy to:
                               Alisande M. Rozynko
                     WILSON SONSINI GOODRICH & ROSATI, P.C.
                               650 Page Mill Road
                           Palo Alto, California 94304
                            Telephone: (650) 493-9300

================================================================================

                                          CALCULATION OF REGISTRATION FEE
=====================================================================================================================
                                                 AMOUNT      PROPOSED MAXIMUM   PROPOSED MAXIMUM
         TITLE SECURITIES TO                     TO BE        OFFERING PRICE        AGGREGATE          AMOUNT OF
            BE REGISTERED                      REGISTERED      PER SHARE(1)      OFFERING PRICE     REGISTRATION FEE
=====================================================================================================================
Common Stock available for issuance under
the 1999 Nonstatutory Stock Plan(1)             3,916,130        $105.42          $412,840,475        $108,989.89
Common Stock to be issued under the 1999
Nonstatutory Stock Plan(2)                         83,870        $134.00          $ 11,238,580        $  2,966.99
                                    TOTAL:

-------------
(1) Estimated in accordance with Rule 457(h) promulgated under the Securities Act of 1933, as amended, solely for the purpose of calculating the amount of the registration fee based on the weighted average exercise price per share covering authorized but unissued shares under the 1999 Nonstatutory Stock Option Plan.

(2) Estimated in accordance with Rule 457(h) promulgated under the Securities Act of 1933, as amended, solely for the purpose of calculating the amount of the registration fee based on the average of the high and low prices per share of the Common Stock as reported on the Nasdaq National Market on June 5, 2000.

================================================================================

                      BROCADE COMMUNICATIONS SYSTEMS, INC.
                       REGISTRATION STATEMENT ON FORM S-8

  STATEMENT UNDER GENERAL INSTRUCTION E REGISTRATION OF ADDITIONAL SECURITIES.

     This Registration Statement is being filed to increase the number of securities of the same class as other securities for which a Registration Statement of the Registrant on Form S-8 relating to the same employee benefit plan is effective.

     Unless as noted herein, the contents of the Registrant's Form S-8 Registration Statement (File No. 333-95653) are incorporated by reference into this Registration Statement.

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT



ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Larry W. Sonsini, a director of the Registrant, is a member of Wilson Sonsini Goodrich & Rosati, which has given an opinion upon the validity of the securities being registered by this Registration Statement.

ITEM 8. EXHIBITS.

EXHIBIT
NUMBER                                        DESCRIPTION
-------                                       -----------
  4.4*         1999 Nonstatutory Stock Option Plan
  5.1          Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation
 23.1          Consent of Arthur Anderson, LLP, Independent Public Accountants
 23.2          Consent of counsel (contained in Exhibit 5.1)
 24.1          Power of Attorney (see page II-5)

--------
*Incorporated by reference to the Registration Statement on Form S-8 (Commission
 File No. 333-95653) filed January 28, 2000.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto, duly authorized, in the City of San Jose, State of California, on June 12, 2000.

                                        BROCADE COMMUNICATIONS SYSTEMS, INC.



                                        By: /s/ Michael J. Byrd
                                           -------------------------------------
                                           Michael J. Byrd,
                                           Chief Financial Officer

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gregory L. Reyes and Michael J. Byrd, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this Registration Statement on Form S-8 and to perform any acts necessary in order to file such amendments, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or their or his substitutes, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on June 12, 2000 by the following persons in the capacities indicated.

          SIGNATURE                                  TITLE
------------------------------   -----------------------------------------------
/s/ Gregory L. Reyes             Director, President and Chief Executive Officer
------------------------------   (Principal Executive Officer)
Gregory L. Reyes

/s/ Michael J. Byrd              Chief Financial Officer (Principal Financial
------------------------------   and Accounting Officer)
Michael J. Byrd

/s/ Seth Neiman                  Chairman of the Board
------------------------------
Seth Neiman

/s/ Neal Dempsey                 Director
------------------------------
Neal Dempsey

/s/ Mark Leslie                  Director
------------------------------
Mark Leslie

/s/ Larry W. Sonsini             Director
------------------------------
Larry W. Sonsini

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                                        DESCRIPTION
-------                                       -----------
  4.4*         1999 Nonstatutory Stock Option Plan
  5.1          Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation
 23.1          Consent of Arthur Anderson, LLP, Independent Public Accountants
 23.2          Consent of counsel (contained in Exhibit 5.1)
 24.1          Power of Attorney (see page II-5)

--------
*Incorporated by reference to the Registration Statement on Form S-8 (Commission
 File No. 333-95653) filed January 28, 2000.